EXHIBIT 99.4
                                                                       EXHIBIT A


NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.



No. [_]                                                                     $[_]
                                         Original Issue Date: September 21, 2004



                           MARKLAND TECHNOLOGIES, INC.
               SECURED 8% CONVERTIBLE NOTE DUE SEPTEMBER 21, 2005

                  THIS NOTE is one of a series of duly authorized and issued notes of Markland Technologies, Inc., a Florida corporation (the "COMPANY"), designated as its Secured 8% Convertible Notes due September 21, 2005, in the original aggregate principal amount of five million two hundred thousand ($5,200,000) (collectively, the "NOTES" and each Note comprising the Notes, a "NOTE").

     FOR VALUE RECEIVED, the Company promises to pay to the order of ___________ or its registered assigns (the "INVESTOR"), the principal _____________, on September 21, 2005, or such earlier date as this Note is required to be repaid as provided hereunder (the "MATURITY DATE"), and to pay interest to the Investor on the principal amount of this Note outstanding from time to time in accordance with the provisions hereof. All holders of Notes are referred to collectively, as the "INVESTORS." This Note is subject to the following additional provisions:

     1. DEFINITIONS. In addition to the terms defined elsewhere in this Note:
(a) capitalized terms that are used but not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, dated as of the Original Issue Date, among the Company and the Investors identified therein (the "PURCHASE AGREEMENT"), and (b) the following terms have the meanings indicated below:

      "ADJUSTED CONVERSION PRICE" means the lesser of (a) the Fixed Conversion Price and (b) 80% of the average of the Closing Prices during the five (5) Trading Days prior to the applicable Conversion Date, in each case, subject to adjustment from time to time pursuant to Section 11.

      "BANKRUPTCY EVENT" means any of the following events: (a) the Company or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 75 days after commencement; (c) the Company or any subsidiary is adjudicated by a court of competent jurisdiction insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 75 days; (e) under applicable law the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; or (g) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

      "CHANGE OF CONTROL" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-third of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company's board of directors in a single election of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a Fundamental Transaction (as defined in Section 11(c)), a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-third of the voting rights or equity interests in the Company, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in the surviving entity or acquirer of such assets; (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling shareholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

      "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or
(d) in all other cases, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by a majority in interest of the Investors.

      "COMMON STOCK" means the common stock of the Company, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified.

      "COMMON STOCK EQUIVALENTS" means any securities of the Company or a Subsidiary thereof which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

      "COMPANY PREPAYMENT AMOUNT" means a cash payment equal to 105% of such outstanding principal amount, plus all accrued but unpaid interest on such Notes, through the date of payment, and the amount of any unpaid liquidated damages and other amounts then owing (other than interest and principal) under the Transaction Documents.

      "CONVERSION DATE" means the date a Conversion Notice together with the Conversion Schedule is delivered to the Company in accordance with Section 5(a).

      "CONVERSION NOTICE" means a written notice in the form attached hereto as EXHIBIT A.

      "CONVERSION PRICE" means whichever of the Initial Conversion Price or Adjusted Conversion Price is then in effect.

      "DEFAULT" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board.

      "EQUITY CONDITIONS ARE SATISFIED" means, as of any date of determination, that each of the following conditions is (or would be) satisfied on such date, if the Company were to issue on such date all of the Underlying Shares then issuable upon (1) conversion in full of the outstanding principal amount of all Notes, and (2) the payment of accrued and unpaid interest on such Interest Payment Date under all the Notes of the Company: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance, (ii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing on such Eligible Market upon issuance, (iii) such Common Stock is registered for resale under the Registration Statement and the prospectus under such Registration Statement is available for the sale of all Registrable Securities held by the Investor, (iv) either (A) the Company has given the holder of the Notes ten (10) Trading Days prior notice that it intends to pay interest by delivery of shares or (B) such issuance would be permitted in full without violating, (x) in the case of Section 13, Section 5(b)(i) and (ii) hereof, or (y) in all other cases, Section 5(b) hereof or the rules or regulations of the Eligible Market on which such shares are listed or quoted,
(v) both immediately before and after giving effect thereto, no Default shall or would exist, and (vi) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated.

      "EVENT EQUITY VALUE" means the average of the Closing Prices for the five consecutive Trading Days preceding either: (a) the date of an Event Notice or the date the Company becomes obligated to pay the Event Price under Section 7(b), as applicable, or (b) the date on which the Event Price with respect thereto (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater.

      "EVENT OF DEFAULT" means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

         (i) any default in the payment (free of any claim of subordination) other than the failure to make the prepayment required under Section 13(a), when the same becomes due and payable (whether on a Prepayment Date, the Maturity Date or by acceleration or prepayment or otherwise), of (a) liquidated damages in respect of this Note which default continues unremedied for a period of three Trading Days after the date on which written notice of such default is first given to the Company by the Investor, or (b) principal or interest in respect of this Note.

         (ii) the Company or any Subsidiary (1) fails to pay when due any monetary obligation (regardless of amount) under any currently existing or hereafter arising debenture (other than a Note) or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness or under any long term leasing or factoring arrangement, if the aggregate amount of the obligations and liabilities of the Company and the subsidiaries thereunder exceed $100,000 (each of the foregoing a "MATERIAL DEBT AGREEMENT"), or (2) fails to observe or perform any other material obligation under any Material Debt Agreement, and such failure results in the obligations thereunder becoming or being declared due and payable prior to the date on which they would otherwise become due and payable.

         (iii) the Company shall sell all or substantially all of its assets in one or a series of related transactions.

         (iv) the Company (a) shall fail to observe or perform any material covenant, condition or agreement contained in any Transaction Document (other than those specified in clause (i) above or clause (vii), (ix), (x), (xi), (xii) or (xiv) below), and (b) such failure shall (X) continue unremedied for a period of twenty Trading Days after the date on which written notice of such default is first given to the Company by the Investor (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within seven Trading Days) and (Y) reasonably be expected to adversely affect the ability of the Company to either pay the Notes or deliver shares as required by the Note.

         (v) any prepayment by the Company of any other Note or any other Indebtedness issued by it or any issuance of securities in exchange for any Notes issued by it (other than Underlying Shares upon conversion of such Notes in accordance with their terms as in effect on the Original Issue Date thereof), except in each case (i) if the Company offers to the Investor in writing the same prepayment of this Note and all other Notes then held by such Investor on the same economic terms on which the Company prepays or offers to prepay (whichever is more favorable to the holder of such Note) such Notes, (ii) in accordance with the prepayment provisions of the Security Agreement, and (iii) in accordance with the prepayment provisions of Section 13 of this Note.

         (vi) any of the Company's representations and warranties set forth in the Purchase Agreement shall be incorrect in any material respect as of the Original Issue Date.

         (vii) the occurrence of a Bankruptcy Event.

         (viii) any Transaction Document shall cease, for any reason, to be in full force and effect in all material respects,

         (ix) the Company shall assert in writing that any Transaction Document has ceased, for any reason, to be in full force and effect or shall disavow any of its obligations thereunder.

         (x) the Common Stock shall not be listed or quoted, or is suspended from trading, on an Eligible Market for a period of three Trading Days (which need not be consecutive Trading Days).

         (xi) the Company fails to deliver a stock certificate evidencing Underlying Shares to an Investor within five Trading Days after a Conversion Date or in the case of exercises under a Warrant, within five Trading days after a Date of Exercise under, and as such term is defined in, such Warrant, or the conversion or exercise rights of the Investors pursuant to the terms hereof or the terms of the Warrants are otherwise suspended for any reason (other than as a result of the limitations set forth in Section 5(b)(ii)).

         (xii) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue the Underlying Shares upon any conversion of Notes or upon any exercise of Warrants.

         (xiii) the Company effects or publicly announces its intention to effect any exchange, recapitalization or other transaction the primary purpose of which is to require or reward physical delivery of certificates evidencing the Common Stock, unless following such transaction, the holders of the Company's securities prior to the first such transaction continue to beneficially own at least two-thirds of the voting rights and equity interests in the surviving entity or acquirer of such assets.

         (xiv) a Registration Statement under the Registration Rights Agreement is not declared effective by the Commission by the 180th day following the Closing Date, or is not effective as to all Registrable Securities (as defined in the Registration Rights Agreement), and available for use by the holders of Registrable Securities for in excess of an aggregate of 20 Trading Days (which need not be consecutive) in any twelve month period during the Effectiveness Period (as defined in the Registration Rights Agreement).

      "FIXED CONVERSION PRICE" means $0.80, subject to adjustment from time to time in accordance with Section 11.

      "INDEBTEDNESS" shall have the same meaning as the term "Debt" in the Purchase Agreement

      "INITIAL CONVERSION PRICE" means $0.80, subject to adjustment from time to time pursuant to Section 11.

      "INTEREST PAYMENT DATE" means the Prepayment Date and each monthly anniversary thereafter.

      "ORIGINAL ISSUE DATE" has the meaning set forth on the face of this Note.

      "PERMITTED INDEBTEDNESS" has the meaning given such term in the Purchase Agreement.

      "PERMITTED LIENS" has the meaning given such term in the Purchase
Agreement.

      "PREPAYMENT DATE" means March 15, 2005.

      "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "REGISTRATION STATEMENT" shall have the meaning set forth in the Purchase Agreement.

      "SECURITY AGREEMENT" shall have the meaning set forth in the Purchase Agreement.

      "TRADING DAY" means (i) a day on which the Common Stock is traded on an Eligible Market, (ii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), or
(iii) in the event that the Common Stock is not listed or quoted as set forth in
(i) or (ii) hereof, a Business Day.

      "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Notes and payment of interest thereunder.

         2. INTEREST. (a) The Company shall pay interest to the Investor on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 8% per annum. Such interest shall accrue but not become payable until the Prepayment Date, at which time all interest then having accrued shall become payable. Interest shall be payable in arrears on a monthly basis thereafter.

Interest payments hereunder may be made in cash or, subject to the conditions of
Section 2(b), in shares of Common Stock. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed and shall accrue daily commencing on the Original Issue Date.

             (b) Subject to the conditions and limitations set forth below, in lieu of paying interest in cash the Company may, at its option, on each Interest Payment Date, pay accrued interest on this Note by delivering by the applicable Interest Payment Date, a number of registered shares of Common Stock equal to the quotient obtained by dividing the amount of such interest by 90% of the Closing Price for the Trading Day immediately preceding (but not including) such Interest Payment Date. The Company must deliver written notice to the Investor indicating the manner in which it intends to pay interest at least ten (10) Trading Days prior to each Interest Payment Date, but the Company may indicate in any such notice that the election contained therein shall continue for subsequent Interest Payment Dates until rescinded. Failure to timely provide such written notice shall be deemed an irrevocable election by the Company to pay such interest in cash. All interest payable in respect of the Notes on any Interest Payment Date must be paid in the same manner. Notwithstanding the foregoing, the Company may not pay interest in shares of Common Stock on any Interest Payment Date unless, on the date thereof, the Equity Conditions Are Satisfied. Investor shall have the right, but not the obligation, to add to the principal amount of the Notes any interest not fully paid, which may be converted at the Conversion Price.

         3. REGISTRATION OF NOTES. The Company shall register the Notes upon records maintained by the Company for that purpose (the "NOTE REGISTER") in the name of each record Investor thereof from time to time. The Company may deem and treat the registered Investor of this Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest hereon, and for all other purposes, absent actual notice to the contrary from such record Investor.

         4. REGISTRATION OF TRANSFERS AND EXCHANGES. The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new debenture, a "NEW NOTE"), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Investor. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note. The Company agrees that its prior consent is not required for the transfer of any portion of this Note; PROVIDED, however, that the Company shall be entitled to reasonable assurance, including an opinion of counsel reasonably acceptable to Company, that such transfer complies with applicable federal and state securities laws. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Investor surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

         5. CONVERSION.

             (a) AT THE OPTION OF THE INVESTOR. All or any portion of the principal amount of this Note then outstanding together with any accrued and unpaid interest hereunder shall be convertible into shares of Common Stock at the Conversion Price (subject to limitations set forth in Section 5(b)), at the option of the Investor, at any time and from time to time from and after the Original Issue Date. The Investor may effect conversions under this Section 5(a), by delivering to the Company a Conversion Notice together with a schedule in the form of SCHEDULE 1 attached hereto (the "CONVERSION Schedule"). If the Investor is converting less than all of the principal amount represented by this Note, or if a conversion hereunder may not be effected in full due to the application of Section 5(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Investor a Conversion Schedule indicating the principal amount which has not been converted.

             (b) CERTAIN CONVERSION RESTRICTIONS.

                  (i) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Investor upon conversion of the Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Investor's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which an Investor may receive or beneficially own in order to determine the amount of securities or other consideration that such Investor may receive in the event of a Fundamental Transaction involving the Company as contemplated in Section 11 of this Note. By written notice to the Company, an Investor may waive the provisions of this
Section 5(b)(i) as to itself but any such waiver will not be effective until the 61st day after delivery thereof and such waiver shall have no effect on any other Investor.

                  (ii) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by an Investor upon each conversion of Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Investor's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which an Investor may receive or beneficially own in order to determine the amount of securities or other consideration that such Investor may receive in the event of a Fundamental Transaction (defined below) involving the Company as contemplated herein. This restriction may not be waived.

         6. MECHANICS OF CONVERSION.

             (a) The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, divided by the Conversion Price on the Conversion Date, plus (if indicated in the applicable Conversion Notice) the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date.

             (b) The Company shall, by the third Trading Day following each Conversion Date, issue or cause to be issued and cause to be delivered to or upon the written order of the Investor and in such name or names as the Investor may designate a certificate for the Underlying Shares issuable upon such conversion, free of restrictive legends if at such time a Registration Statement is then effective and available for use by the Investor. The Investor, or any Person so designated by the Investor to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of such Conversion Date. The Company shall use its best efforts to deliver Underlying Shares hereunder electronically (via a DWAC) through the Depository Trust Corporation or another established clearing corporation performing similar functions.

             (c) The Investor shall not be required to deliver the original Note in order to effect a conversion hereunder except in connection with a conversion that brings the balance to zero. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the Note and issuance of a New Note representing the remaining outstanding principal amount.

             (d) The Company's obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Investor to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Investor or any other Person of any obligation to the Company or any violation or alleged violation of law by the Investor or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Investor in connection with the issuance of such Underlying Shares.

             (e) If by the third Trading Day after a Conversion Date the Company fails to deliver to the Investor such Underlying Shares in such amounts and in the manner required pursuant to Section 5, then the Investor will have the right to rescind the Conversion Notice pertaining thereto by giving written notice to the Company prior to such Investor's receipt of such Underlying Shares.

             (f) The Company understands that a delay in the delivery of Underlying Shares as required hereunder beyond the third Trading Day after a Conversion Date would result in economic loss to the Investor. As partial compensation to an Investor for such loss, and not as a penalty, the Company agrees that, if it fails to deliver Underlying Shares in accordance with this
Section 6 (as adjusted in accordance with this provision) in excess of five Trading Days after the third Trading Day after a Conversion Date, then it will pay late payments to such Investor in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond three Trading Days after the Conversion Date):

                                     Late Payment For Each $10,000 of Principal
No. Trading Days Late                Being Converted
----------------------------------------------------
1                                    $100
2                                    $200
3                                    $300
4                                    $400
5                                    $500
6                                    $600
7                                    $700
8                                    $800
9                                    $900
10                                   $1,000
>10                                  $1,000 +$200 for each Business Day Late
                                      beyond 10 days

The Company shall pay any payments incurred under this Section 6(f) in immediately available funds upon demand. Nothing herein shall limit the Investor's right to pursue any other remedy for the Company's failure to issue and deliver Underlying Shares to the Investor as required hereunder. The liquidated damages herein provided shall survive any rescission of a conversion under Section 6(e).

         7. EVENTS OF DEFAULT.

             (a) At any time or times following the occurrence and during the continuance of an Event of Default, the Investor may elect, by notice to the Company (an "EVENT NOTICE"), to require the Company to purchase all or any portion of the outstanding principal amount of this Note, as indicated in such Event Notice, at a purchase price in Dollars in cash equal to the greater of:
(A) 100% of such outstanding principal amount (except that such amount shall equal 120% in the case of an Event of Default under clause (iii) of the definition of "Event of Default"), plus all accrued but unpaid interest thereon and any unpaid liquidated damages and other amounts then owing to the Investor under the Transaction Documents, through the date of purchase, or (B) the Event Equity Value of the Underlying Shares that would be issuable upon conversion of such principal amount and payment in Common Stock of all such accrued but unpaid interest thereon (without regard to any condition precedent or conversion limitation contained herein). The aggregate amount payable pursuant to the preceding sentence is referred to as the "EVENT PRICE." The Company shall pay the aggregate Event Price to the Investor (free of any claim of subordination) no later than the third Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Investor shall deliver the original Note so repurchased to the Company.

             (b) Upon the occurrence of any Bankruptcy Event with respect to the Company, all outstanding principal and accrued but unpaid interest on this Note and any unpaid liquidated damages and other amounts then owing under the Transaction Documents shall immediately become due and payable in full in Dollars in cash (free of any claim of subordination), without any action by the Investor, and the Company shall immediately be obligated to repurchase this Note held by such Investor at the Event Price pursuant to the preceding paragraph as if the Investor had delivered an Event Notice immediately prior to the occurrence of such Bankruptcy Event.

             (c) In connection with any Event of Default, the Investor need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind (other than the Event Notice), and the Investor may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Investor at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereto.

         8. RANKING. This Note ranks pari passu with all other Notes now or hereafter issued pursuant to the Transaction Documents and is senior in all respects to all existing and hereafter created unsecured Indebtedness of the Company. The Company will not, directly or indirectly, enter into, create, incur, assume or suffer to exist any unsecured indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior in any respect to the Company's obligations under the Notes; except for Permitted Indebtedness.

         9. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Investor for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Investor. The Investor shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

         10. RESERVATION OF UNDERLYING SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Note (taking into account the adjustments of Section 11), free from preemptive rights or any other contingent purchase rights of persons other than the Investor. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

         11. CERTAIN ADJUSTMENTS. The Conversion Price is subject to adjustment from time to time as set forth in this Section 11.

             (a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Fixed Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause
(i) of this paragraph shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

             (b) PRO RATA DISTRIBUTIONS. If the Company, at any time while this
Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then, at the request of the Investor delivered before the 90th day after the record date fixed for determination of shareholders entitled to receive such distribution, the Company will deliver to the Investor, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that the Investor would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to such record date. If such Distributed Property is not delivered to the Investor pursuant to the preceding sentence, then upon any conversion of this Note that occurs after such record date, the Investor shall be entitled to receive, in addition to the Underlying Shares otherwise issuable upon such conversion, the Distributed Property that the Investor would have been entitled to receive in respect of such number of Underlying Shares had the Investor been the record holder of such Underlying Shares immediately prior to such record date. Notwithstanding the foregoing, this Section 11(b) shall not apply to any distribution of rights or securities in respect of adoption by the Company of a shareholder rights plan, which events shall be covered by Section 11(a).

             (c) FUNDAMENTAL TRANSACTIONS. If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity,
(ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 11(a) above) (in any such case, a "FUNDAMENTAL TRANSACTION"), then upon any subsequent conversion of this Note, the Investor shall have the right to: (x) declare an Event of Default pursuant to clause
(iii) thereunder, (y) receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION") or (z) require the surviving entity to issue to the Investor an instrument identical to this Note (with appropriate adjustments to the conversion price). For purposes of any such conversion, the

Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Investor shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction (or, if different, the ultimate parent of such successor or entity or the entity issuing the Alternate Consideration) shall issue to the Investor a new debenture consistent with the foregoing provisions and evidencing the Investor's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

             (d) SUBSEQUENT EQUITY SALES. If the Company or any subsidiary thereof, as applicable, at any time while this Note is outstanding, shall issue shares of Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than either the Initial Conversion Price or the Fixed Conversion Price (the "ADDITIONAL SHARES PRICE") (if the holder of the Common Stock or Common Stock Equivalent so issued may, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, becomes entitled to receive shares of Common Stock at a price less than the Initial Conversion Price or Fixed Conversion Price, but such price is not fixed at the time of issuance, such issuance shall be deemed to occur (i) in the case of purchase price adjustments and reset provisions, at the time, if any, that such adjustment or reset occurs, or (ii) in the case of conversion, exercise or exchange prices, the date of such conversion, exercise or exchange), then, the Initial Conversion Price and Fixed Conversion Price shall each be reduced to equal the Additional Shares Price. Notwithstanding anything to the contrary set forth herein, the Conversion Price shall never be increased as a result of the Additional Shares Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued; PROVIDED, however, that no adjustment shall be made pursuant to this Section 11(d) as a result of the conversion, exercise or exchange, as the case may be, of Common Stock Equivalents outstanding on the date hereof (but will apply to any amendments, resets, modifications, and reissuances thereof (other than those, if any, resulting from the issuance of the Notes or the transactions contemplated by the issuance of the Notes) and as a result of any changes, resets or adjustments to a conversion, exercise or exchange price thereunder whether or not as a result of any amendment, modification or reissuance (other than those, if any, resulting from the issuance of the Notes or the transactions contemplated by the issuance of the Notes)), upon the issuance of Common Stock or Common Stock Equivalents to employees or consultants of the Company as compensation upon approval of the Board of Directors of the Company, or upon the issuance of Common Stock pursuant to any agreements or other obligations in existence on the date hereof (including those set forth in the Transaction Documents) (but will apply to any amendments, resets, modifications, and reissuances thereof and as a result of any changes, resets or adjustments to a conversion, exercise or exchange price thereunder whether or not as a result of any amendment, modification or reissuance). The Company shall notify the Investor in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms.

             (e) RECLASSIFICATIONS; SHARE EXCHANGES. In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control transactions), the Investors of the Notes then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Investors shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which such shares of Notes could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

             (f) CALCULATIONS. All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

             (g) NOTICE OF ADJUSTMENTS. Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Investor.

             (h) NOTICE OF CORPORATE EVENTS. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits shareholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Investor a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Investor is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         12. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Note or payment of interest hereon, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

         13. PREPAYMENT.

             (a) PREPAYMENT OBLIGATION OF THE COMPANY. The Company shall prepay $4,000,000 of the Notes plus all accrued and unpaid interest and other amounts, including liquidated damages, by the Prepayment Date, PROVIDED THAT, such prepayment may only be made out of retained earnings. In the event the Investor does not receive such prepayment amount by the Prepayment Date, then the Conversion Price shall automatically become the Adjusted Conversion Price and not the Initial Conversion Price.

             (b) PREPAYMENT AT OPTION OF COMPANY. Subject to the provisions of this Section and upon at least sixty (60) days' prior notice, the Company may deliver a written notice (such notice, a "PREPAYMENT NOTICE") to the Investor stating its irrevocable undertaking to redeem, at any time on or after the Prepayment Date, at the applicable Company Prepayment Amount all or part of the outstanding principal amount of all Notes held by such Investor, together with accrued and unpaid interest on such outstanding principal amount, liquidated damages and other amounts then owing thereon through the Prepayment Date, PROVIDED however, that: (i) there shall not exist any Event of Default, and (ii) the Equity Conditions Are Satisfied as to all Underlying Shares. If the conditions for delivery of a Prepayment Notice set forth in clauses (i) and (ii) above are satisfied during the period from the date of the Prepayment Notice through and including the Prepayment Date, then the Company shall deliver to the Investor the full applicable Company Prepayment Amount in cash on the 61st day following the date of the Prepayment Notice (the "COMPANY PREPAYMENT DATE"), subject to (i) reduction for principal and interest of the Investor's Notes that shall have been converted between the date of the Prepayment Notice and the Company Prepayment Date, (ii) the right of the Investor to nullify such Prepayment Notice if any of such conditions shall not have been met from the date of the Prepayment Notice through the Company Prepayment Date or if the Company shall during such period fail to honor any Conversion Notice as contemplated in the immediately following sentence, and (iii) the operation of the automatic amendment to such Prepayment Notice in accordance with this Section. The Company covenants and agrees that it will honor all Conversion Notices tendered from the time of delivery of the Prepayment Notice through 6:30 p.m. (New York City time) on the Trading Day prior to the Company Prepayment Date. In addition, if any portion of the Company Prepayment Amount remains unpaid after the Company Prepayment Date, the Investor subject to such prepayment may elect by written notice to the Company to invalidate AB INITIO the Prepayment Notice with respect to the unpaid amount, notwithstanding anything herein contained to the contrary. If the Investor makes such an election, this Note shall be reinstated with respect to such unpaid amount and the Company shall no longer have any prepayment rights under this Section.

         14. NOTICES. Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 54 Danbury Road, #207, Ridgefield, CT 06877, facsimile: (203) 286-1608, attention Chief Financial Officer, (ii) if to the Investor, to the address or facsimile number appearing on the Company's shareholder records or such other address or facsimile number as the Investor may provide to the Company in accordance with this Section.

         15. MISCELLANEOUS.

             (a) This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

             (b) Subject to Section 15(a), above, nothing in this Note shall be construed to give to any person or corporation other than the Company and the Investor any legal or equitable right, remedy or cause under this Note. This Note shall inure to the sole and exclusive benefit of the Company and the Investor.

             (c) All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for any Proceeding, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court or that a New York Court is an inconvenient forum for such Proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal Proceeding. The prevailing party in a Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

             (d) The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

             (e) In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

             (f) No provision of this Note may be waived or amended except (i) in accordance with the requirements set forth in the Purchase Agreement, and
(ii) in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

             (g) To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or Proceeding that may be brought by any Investor in order to enforce any right or remedy under the Notes. Notwithstanding any provision to the contrary contained in the Notes, it is expressly agreed and provided that the total liability of the Company under the Notes for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "MAXIMUM RATE"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Notes exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Notes is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Notes from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Investor with respect to indebtedness evidenced by the Notes, such excess shall be applied by such Investor to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Investor's election.

             (h) The obligations under this Note are secured pursuant to the Security Agreement.

          IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

                                           MARKLAND TECHNOLOGIES, INC.



                                           By: /s/ Kenneth P. Ducey, Jr.
                                               ---------------------------------
                                               Name: Kenneth P. Ducey, Jr.
                                               Title: President and CFO

                                    EXHIBIT A

                                CONVERSION NOTICE

(To be Executed by the Registered Investor in order to convert Notes)

         The undersigned hereby elects to convert the principal amount of Note indicated below, into shares of Common Stock of Markland Technologies, Inc., as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Investor for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Note.


Conversion calculations: _______________________________________________________
                         Date to Effect Conversion

                         _______________________________________________________
                         Principal amount of Note owned prior to conversion

                         _______________________________________________________
                         Principal amount of Note to be Converted

                         _______________________________________________________
                         Principal amount of Note remaining after Conversion

                         _______________________________________________________
                         DTC Account

                         _______________________________________________________
                         Number of shares of Common Stock to be Issued

                         _______________________________________________________
                         Applicable Conversion Price

                         _______________________________________________________
                         Name of Investor

                         By:____________________________________________________
                            Name:
                            Title:

         By the delivery of this Conversion Notice the Investor represents and warrants to the Company that its ownership of the Common Stock does not exceed the restrictions set forth in Section 5(b) of the Note.

                                   SCHEDULE 1

                           Markland Technologies, Inc.
                      Secured 8% Convertible Notes due [ ]

                               CONVERSION SCHEDULE

         This Conversion Schedule reflects conversions made under the above referenced Notes.

                                     Dated:

---------------  -----------------  ----------------  --------------------------
     Date             Amount of         Aggregate        Applicable Conversion
      of             Conversion         Principal                Price
  Conversion                        Amount Remaining
                                      Subsequent to
                                       Conversion
---------------  -----------------  ----------------  --------------------------

---------------  -----------------  ----------------  --------------------------

---------------  -----------------  ----------------  --------------------------

---------------  -----------------  ----------------  --------------------------

---------------  -----------------  ----------------  --------------------------

---------------  -----------------  ----------------  --------------------------

---------------  -----------------  ----------------  --------------------------

---------------  -----------------  ----------------  --------------------------

---------------  -----------------  ----------------  --------------------------





                                       21